UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 1, 2012

Tortoise Capital Resources Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 Ash Street, Suite 300, Leawood, KS	66211
(Address of Principal Executive Offices)	(Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Tortoise Capital Resources Corporation (the “Company”) announced on November 2, 2012 that it entered into a definitive agreement for Public Service Company of New Mexico (“PNM”) to purchase the Company’s 40-percent undivided interest in the Eastern Interconnect Project (“EIP”) upon lease termination on April 1, 2015.  The Company acquired an existing lease for the EIP—a 216 mile, 345-kV bulk power transmission line and related equipment and substations—on June 30, 2011 and the Company will continue to lease its interest in the EIP to PNM through April 1, 2015.

A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)           EXHIBITS.  The following exhibits are filed herewith:

99.1                      Press Release dated November 2, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTOISE CAPITAL RESOURCES CORPORATION

Dated: November 6, 2012	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer and President